





LITHIA

Investor Presentation

May 2010



DISCLOSURE

This presentation includes “forward-looking statements” within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. Forward-looking statements in this presentation include our guidance regarding second quarter and full year 2010 results; our belief we can find accretive diversifying acquisition opportunities; future U.S. automotive industry trends; future liquidity trends or needs; future selling, general and administrative costs; future estimated dividend payments; and our business and growth strategies. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks" or "will."

These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including without limitation, future economic conditions and others set forth from time to time in the company's filings with the SEC. We urge you to carefully consider this information. We undertake no duty to update our forward-looking statements, including our earnings outlook.

Additionally, this presentation contains information about adjusted income, adjusted diluted EPS, adjusted EBITDA and adjusted cash flow from operations. These are non-GAAP financial measures used by Company management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of the non-GAAP measures included herein to comparable GAAP financial measures have been included in the tables appearing in the Appendix to this presentation.


BODY & FENDER DEPT.
CHRYSLER & PLYMOUTH
SERVICE DEPARTMENT
LITHIA MOTORS
CHRYSLER · PLYMOUTH
SALES & SERVICE
CHRYSLER
PLYMOUTH
DRIVE IN
US ROYAL
1947 Photo

THE BEGINNING – "SINCE 1946"

Named after Lithia Springs in Ashland, OR



Seattle [1]
Renton [2]
Spokane [3]
WASHINGTON
Tri-Cities [1]
Oregon City [1]
Eugene/Springfield [3]
OREGON
Roseburg [2]
Grants Pass [1]
Medford [7]
Klamath Falls [1]
Eureka [1]
Redding [2]
IDAHO
Boise [2]
Twin Falls [2]
Pocatello [2]
Missoula [1]
Great Falls [2]
Helena [2]
MONTANA
Billings [1]
NORTH DAKOTA
Grand Forks [3]
IOWA
Cedar Rapids [2]
Ames [2]
Des Moines [3]
NEVADA
Reno [4]
Santa Rosa [1]
Concord [1]
Seaside [2]
Fresno [5]
CALIFORNIA
Loveland [1]
Denver [1]
COLORADO
Santa Fe [1]
NEW MEXICO
Midland [3]
Odessa [4]
Abilene [2]
San Angelo [3]
TEXAS
Bryan [1]
Corpus Christi [1]
ALASKA
Fairbanks [1]
Anchorage [5]
Wasilla [1]
Updated: 04/27/10

- I.P.O. in Dec. 1996 - 5 dealerships
- The 9th largest U.S. auto retailer
- Fortune 800 Company

LITHIA MOTORS OVERVIEW

84 Dealerships, 12 States, 26 Brands

Market Position

- Small and mid-sized markets
- Rural, single-point stores
- Higher demand for trucks and domestic brands


RPM X 1000

Operations

- Stable, profitable business
- Improved brand mix
- Leader in used vehicles

Growth

- Organic sales improvement
- Primed for strategic acquisitions
- Strong financial position

LITHIA DIFFERENTIATED BUSINESS MODEL

FOCUSED ON CENTRALIZATION TO SUPPORT STORE OPERATIONS



Centralized administrative processes promote entrepreneurial store management

Corporate

Administrative Functions
- Cash Management
- Advertising / Marketing
- Accounts Payable
- Procurement
- Accounts Receivable
- Credit and Collections
- Legal
- Tax / Accounting
- Information Systems
- Payroll / Benefits
- Inventory Management
- Human Development
- Human Resources

Centralized Budgeting & Common Measurement

Customer-Facing

Entrepreneurial Environment
- Model Tailored to Local Markets
- Empowered Store Management:
  - Hiring Decisions
  - Ad Campaigns
  - Customer Experience
  - Community Reputation
  - Internet Lead Mgmt
- GM is Local Leader
- Unique Store Culture
- Individual Recipe for Success

Company-wide administrative personnel
reduced 50% from 6.4 to 3.1 per store since 2007

Business Overview


RPM X 1000



STABLE, PROFITABLE BUSINESS

- Retailers made money despite dramatic decline in SAAR
- Retailers respond quickly to changing market conditions



Auto Retailers
2.0%
1.9%
1.5%
-2.9%
-15.0%
-10.2%
Pre-tax Income %
Auto Manufacturers
2007
2008
2009
SAAR
16.1
13.2
10.4

Proven business model

Note: Margin based on reported pre-tax income as a percentage of revenue adjusted for impairment charges. Domestic auto manufacturers includes General Motors and Ford Motor. Peer group average includes Lithia, AutoNation, Sonic, Asbury, Penske, and Group 1.



FOUR SEPARATE BUSINESSES


Used Vehicles
New Vehicles
F&I and Other
Service, Body & Parts
34.7%
46.9%
3.4%
15.0%
22.0%
21.4%
17.4%
39.2%
Significant gross profit contribution
Revenue
Gross Profit

- Diverse revenue base
- Respond to shifts in consumer demand
- Service business is counter cyclical

39% of gross profit from 15% of revenues

Note: Used vehicles includes both used and wholesale vehicles. Revenues and gross profit based on the three months ended March 31, 2010.



UNIQUE MARKET POSITION

The Company focuses on small- and mid-sized markets

- Geography insulates from market-specific risks
- Target 30% new vehicle share in market
- No more than 25% of revenue from one state

Revenue per State



OR 14%
TX 25%
CA 13%
WA 10%
AK 10%
IA 7%
ID 7%
CO 1%
MT 6%
NV 4%
ND 2%
NM 1%

Higher demand for trucks and domestic cars in our markets

Note: Revenue is based on results for the three months ended March 31, 2010



IMPROVED BRAND MIX

- Divested 21 domestic stores in past two years
- Seeking no more than 20% of any one brand



Import/ Luxury
Domestic
40.5%
44.8%
49.1%
51.7%
59.5%
55.2%
50.9%
48.3%
FY 2007
FY 2008
FY 2009
Q1 2010

Note: Mix based on new vehicle unit sales.

Q1'10 Brand Mix



VW Audi 3.0%
Other 1.3%
BMW 9.4%
Toyota 12.8%
Chrysler Jeep Dodge 27.9%
Mercedes 1.8%
Honda 7.0%
Hyundai Kia 6.0%
General Motors 17.5%
Subaru 4.7%
Nissan 3.0%
Ford 5.6%

Note: Brand mix based on new vehicle sales.

Maintaining a **balanced** portfolio

IMPROVEMENT IN NEW VEHICLE SALES



New Vehicle Gross Margin


8.5%
8.2%
7.1%
7.1%
6.8%
6.1%
Lithia
Penske
AutoNation
Sonic
Asbury
Group 1

Average Gross Profit per Unit


2,608
2,439
2,562
2,522
2,668
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

- Same store new vehicle sales up 11.5%
- Same store new vehicle sales excluding Chrysler up 25.3%
- Gross profit per unit increased $60 over prior year

Highest new vehicle margins among publicly traded peers

Note: New vehicle gross margin based on three months ended March 31, 2010. Same store new vehicle sales based on three-months ended March 31, 2010 compared to same period in 2009



ORGANIC OPPORTUNITIES TO GROW IN NEW VEHICLES



Change in Units in Operation
Units (M)
18
17
16
15
14
13
12
11
10
9
8
2004
2005
2006
2007
2008
2009
2010E
2011E
Net reduction in vehicles in service

- "Pent-up" demand must be realized
- Earnings unlocked as cost structure leveraged

Given scrappage rates, SAAR levels **will recover**

Source: Global Insight, NADA, R.L. Polk & Co.; Forward scrappage numbers provided by equity research.

LEADER IN USED VEHICLE SALES



- Same store used retail sales up 22.4%
- Wholesaling fewer vehicles

Q1'10 Used Vehicle Gross Margin



13.7%
11.0%
9.8%
9.5%
8.1%
7.9%
Lithia
Asbury
AutoNation
Group 1
Penske
Sonic

Retail / Wholesale Sales Split



69.1%
30.9%
71.4%
28.6%
Q1 2009
Q1 2010

Higher margins as lower priced vehicles are retailed

Note: Same store used retail sales based on three months ended March 31, 2010 compared to same period in 2009. Used vehicle gross margins as of the three months ended March 31, 2010



ORGANIC OPPORTUNITIES TO GROW IN USED VEHICLES



Used to New Ratio
1.2x
0.9x
0.8x
0.7x
0.7x
0.7x
Lithia
Sonic
AutoNation
Asbury
Group 1
Penske

- Improving used to new ratio
- Incremental sales with no additional investment
- Adaptable inventory to meet customer demand

Increasing retail used vehicle sales

Note: Ratio is based on new, excluding fleet, and used retail units for the three months ended March 31, 2010



FOCUS ON SERVICE, BODY & PARTS BUSINESS


Revenues ($M)
$73.9
$73.3
$75.8
$72.1
$70.0
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010


Gross Profit ($M) and Margin
$35.1
$35.7
$36.4
$34.4
$33.9
47.5%
48.8%
48.1%
47.7%
48.7%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

- 35% of retail vehicle customers purchase Lifetime oil contracts
- Emphasis on customer pay and accessories
- Declining units in operations and deferred maintenance due to recession

Note: Q4 2009 gross profit and margin are adjusted for a one time charge of $1.4 million related to self-insured LOF contracts. Unadjusted gross profit and gross margin for Q4 2009 was $33.0 million and 45.8%, respectively



SHIFT IN AGE OF VEHICLES SERVICED

- Consistent number of vehicles serviced per month despite decline in SAAR
- 20% increase in serviced vehicles at least 4 years old

SAAR & Passenger Miles[1]



16.9
16.9
16.5
16.1
13.1
10.4
2.69
2.70
2.67
2.64
2.55
2.60(E)
Units (M)
Miles (T)
SAAR
Passenger Miles
2004
2005
2006
2007
2008
2009

Age of Serviced Vehicles



Avg # of Vehicles Serviced per Month
84,040
83,525
83,267
83,820
6+ Yrs
4-5 Yrs
2-3 Yrs
0-1 Yrs
12.6%
18.8%
28.3%
40.3%
16.8%
18.5%
28.6%
36.1%
21.6%
20.2%
30.5%
27.7%
27.3%
23.0%
30.7%
19.0%
2007
2008
2009
2010

Shift in mix counteracts decline in SAAR

(1) Global Insight and Bureau of Transportation Statistics. 2009 passenger miles estimated based on average of 2007 and 2008 passenger miles

Note: Serviced vehicles defined unique VINs serviced



ACQUISITION OPPORTUNITIES

The industry is poised for consolidation

- Top 10 groups only 8%[1] of $1 trillion market[2]
- Targeted brands:
- Opportunities for acquisition as current ownership ages
- Additional economies of scale leveraged with growth

Current timing = **attractive opportunities**

(1) Based on Automotive News Data
(2) CNW Marketing Research



PROVEN ACQUISITION STRATEGY & STRONG MANAGEMENT TEAM

LITHIA

- Recession tested proven management
- Energetic group of new leaders in place
- Operators rather than consolidators

- Growth since IPO
- Purchased over 100 stores in 12 years

Improvement in Net Income 1 Year After Acquisition [1]



- number of acquisitions in the year
1.3x
#10
2004 Acq.
2.8x
#5
2005 Acq.
5.6x
#10
2006 Acq.
2.2x
#5
2007 Acq.

Successful management poised for continued success

Note: Improvements based on total net income acquired during given year, annualized, compared to next year results



ACQUISITION CRITERIA

- 100% 5-year after-tax ROI
- Target underperforming stores
- Accretive in first year
- Small to medium rural markets for domestic and import stores
- Metro markets for luxury stores
- Balance brand mix through growth

Performance at a Glance


2
3
RPM X 1000
4
5


Revenue ($M)
$463.4
13.4%
$408.6
Q1 2009
Q1 2010


Gross Profit ($M)
$86.6
8.3%
$80.0
Q1 2009
Q1 2010


Adjusted Diluted EPS
$0.09
($0.01)
Q1 2010

- Strong new and used vehicle retail sales growth
- Continued discipline in cost management
- Exceeded upper end of guidance by $0.03

Note: See appendix for reconciliation of adjusted diluted EPS


RPM X 1000

Q1 2010 FINANCIAL RESULTS

Revenue ($M)



Q1 2009
Q1 2010
$194.3
$217.4
$109.6
$136.9
$16.6
$23.8
$73.9
$69.7
$14.2
$15.5
New
Used - Retail
Used - WS
SB&P
F&I and Other

Gross Margin



8.7%
8.5%
12.5%
13.7%
2.5%
1.6%
47.5%
48.7%
New
Used - Retail
Used - WS
SB&P

Gross Profit ($M)



$16.8
$18.5
$13.7
$18.7
$0.4
$0.4
$35.1
$33.9
$14.0
$15.1
New
Used - Retail
Used - WS
SB&P
F&I and Other

Adjusted Net Income ($M)



($0.2)
$2.2
($1.4)
$0.0
($1.6)
$2.2
Continuing
Discontinued
Consolidatd

Note: See appendix for reconciliation of adjusted net income



Q1 2010 FINANCIAL SNAPSHOT



CONTINUED COST DISCIPLINE

Adjusted SG&A and Revenues ($M)


$408.6
$447.3
$512.6
$428.2
$463.4
$69.4
$69.5
$72.0
$68.3
$71.9
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

- SG&A relatively flat for last 5 quarters
- Cost leverage unlocked as revenues increase
- Target low 70's for SG&A as a % of gross

Strong profitability as market recovers

Note: See appendix for reconciliation of adjusted SG&A

EBITDA IMPROVEMENT



RPM X 100
3
4

4-Quarter Rolling Revenues ($M) & Adjusted EBITDA



4-Qtr Rolling Rev
Adj EBITDA as a % of Rev
1.8%
2.0%
2.6%
2.9%
3.1%
$1,969.0
$1,831.3
$1,779.0
$1,796.7
$1,851.4
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

- Consistent improvement despite flat revenues
- "Right-sizing" nearly complete

Well positioned for economic recovery

Note: Adjusted EBITA is calculated based on a rolling 4-quarters. Floorplan interest expense is included as a reduction of earnings. Impairments, reserve adjustments, gains on asset sales and gains on early extinguishment of debt are excluded. See appendix for reconciliation of adjusted EBITDA


3
RPM x 1000
2
4
5

Financial Position

OPERATIONAL LIQUIDITY

Proactive management of cash flow



Q1 2010 Liquidity Developments ($M)



50.0
40.0
30.0
20.0
10.0
Cash inflow
Cash outflow
$12.8
Beginning Cash
$10.1
Adj CF from Ops
$2.6
Sale of Assets
$25.9
Debt Proceeds
($1.0)
Cap Ex
($39.4)
Debt Repayments
$0.4
Other
$11.4
Ending Cash
Changes in Cash

- Strong cash flow from operations
- Reducing debt until higher returns are available

Note: Adjusted cash flow from operations includes cash flow from operations and cash flow from flooring notes payable – non-trade



DISCIPLINED DEBT STRUCTURE

Minimal near-term debt maturities

- No debt except mortgages and new vehicle financing
- Current Ratio of 1.30
- Comfortably in compliance with covenants



Future Mortgage Debt Maturities ($M)
70
60
50
40
30
20
10
0
2010
2011
2012
2013
2014
2015
2016
Beyond
Avg Annual Adj Cash Flow from Ops

Note: Average annual adjusted cash flow from operations is the average for 2007 to 2009. See appendix for reconciliation of adjusted cash flow from operations



STRONG BALANCE SHEET

Liquidity available for future growth

Immediately Available Funds ($M)	March 31, 2010
Cash and Cash Equivalents	$11.4
Availability on Line of Credit	47.2
Unfinanced New Vehicles	32.2
Total	**$90.8**

- Line of credit undrawn at quarter end
- No bonds, notes or convertible debt outstanding



STABLE BALANCE SHEET

Significant tangible net worth compared to our peers

- Tangible net worth is defined as equity less goodwill and franchise value
- Goodwill written off, minimal franchise value

	Lithia	Asbury	Auto Nation	Group 1	Penske	Sonic
Stock Price (5/5)	**$8.06**	$14.60	$20.01	$30.18	$13.92	$10.76
Tangible net worth ($M)	**$265.7**	$234.0	$1,016.8	$91.2	$(61.3)	$(160.7)
Tangible net worth per basic share	**$10.26**	$7.27	$5.96	$3.94	$(0.67)	$(4.01)
Price to tangible net worth	**0.8x**	2.0x	3.4x	7.7x	N/M	N/M

Current balance sheet **mitigates** future impairment risk



REINSTATED DIVIDEND

- Declared $0.05 dividend based on Q1 results
- Targeting 20-30% direct return of profits to shareholders
- First public auto retailer to reinstate dividend



Annual Dividend
$0.21
$0.31
$0.44
$0.54
$0.56
$0.33
$0.00
$0.20
2003
2004
2005
2006
2007
2008
2009
2010E
Restructuring

INCREASED GUIDANCE


3
RPM X 1000
4

Projected earnings range of **$0.19 - $0.21 for Q2'10** and **$0.63 - $0.69 for 2010**

Assumptions

- Total revenues at $1.90 to $1.95 billion
- New vehicle same store sales increasing 5.9%
- New vehicle gross margin from 8.3% to 8.5%
- Used vehicle same store sales increasing 11.2%
- Used vehicle gross margin from 14.2% to 14.5%
- Service body and parts same store sales decreasing 3.0%
- Service body and parts margin from 47.8% to 48.1%
- Finance and insurance gross profit of $955 per unit
- Tax rate of 38.5%
- Estimated average diluted shares outstanding 26.2 million
- Maintenance capital expenditures of approximately $2.7 million
- Chrysler market share consistent with full year 2009 levels
- Excludes the impact of future acquisitions, dispositions and any potential non-core items



LITHIA ADVANTAGES

- Capital to buy stores at attractive multiples
- Access to capital markets allows quick growth
- Operating leverage improves with scale, drives costs down
- Purchase and improve underperforming stores
- Strong balance sheet

Provide **stable returns** for shareholders


RPM x 1000

MISSION STATEMENT

To be the preferred provider of cars and trucks and related services in North America

OUR VALUES

Earn Customers for Life

Let's listen and understand our customers' needs. Know that you are empowered to 'do the right thing.' Let's make sure our customers are so satisfied that they refer us to their families and friends

Respect Everyone

Treat everyone with the utmost respect and integrity. Our reputation is our competitive advantage – protect it. Be proud of the work you do and the services we provide to our communities

Improve Constantly

We work together as a team sharing ideas and best practices to make our customers' experience easier and faster. Never quit trying to improve your performance

Have Fun

Our enthusiasm to sell and repair vehicles will set us above our competitors

Appendix


RPM X 1000



CURRENT CHRYSLER RELATIONSHIP

- Chrysler's future still uncertain
- Chrysler ahead of plan shared late 2009
- Lithia prepared for worst case
- 26 current locations, down from high of 39 in June 2008
- Lithia seeing positive operational trends



CURRENT CHRYSLER RELATIONSHIP

- Ram/Jeep trucks represent 86% of our Chrysler sales
- Most profitable store in March was a Chrysler franchise


Chrysler National Share (1)
2009
2010
9.5%
8.2%
12.2%
10.8%
11.8%
8.7%
9.4%
9.8%
January
February
March
April


Lithia's Chrysler Units Sold
735
519
714
506
855
830
725
893
January
February
March
April

(1) Bloomberg

Note: Chrysler units sold represent # of new Chrysler, Jeep or Dodge brand retail units sold each month

FIAT/CHRYSLER PARTNERSHIP


3
4

- Global relationship with Chrysler
  - Meet worldwide volume required for survival
  - Produce 5-6 million vehicles by 2014

- Key synergies
  - Unlock economies of scale
  - Leverage existing US dealer network
  - Share fuel efficient technologies
  - Introduce Chrysler products to Europe



INTEGRATION OF PRODUCTS

- Position Jeep as global brand
- Combine Chrysler and Lancia
- Maintain Dodge as performance brand
- Integrate selected Chrysler products into Fiat brands
- Bring Fiat 500 to US market
- 16 all new or refreshed products in 2010



POSITIVE CHRYSLER Q1'10 RESULTS

- Operating Profit of $143 million
- Cash strengthened to $7.4 billion with total available liquidity of $9.8 billion
- Confirmed targets for the year, including break-even operating results in 2010
- Reduced incentives by $1,500 per vehicle from pre-bankruptcy levels
- IPO potentially earlier than expected, crystallizing value for Fiat

GAAP RECONCILIATION

Adjusted Diluted EPS

	Pre-tax Income		Net Income / (Loss)		Diluted earnings per share	
Continuing Operations	Q1 2010	Q1 2009	Q1 2010	Q1 2009	Q1 2010	Q1 2009
As reported	$2,186	$(1,388)	$1,342	$(773)	$0.05	$(0.04)
Impairments and disposal gain	1,189	2,056	731	1,147	0.03	0.06
Reserve adjustments	258	-	160	-	0.01	-
Gain on extinguishment of debt	-	(1,086)	-	(607)	-	(0.03)
Adjusted	$3,633	$(418)	$2,233	$(233)	$0.09	$(0.01)
Discontinued Operations						
As reported	$(122)	$3,606	$(75)	$2,102	$ -	$ 0.10
Impairments and disposal (gain) loss	17	(5,853)	10	(3,469)	-	(0.17)
Adjusted	$(105)	$(2,247)	$(65)	$(1,367)	$ -	$(0.07)
Consolidated Operations						
As reported	$2,064	$2,218	$1,267	$1,329	$0.05	$0.06
Adjusted	$3,528	$(2,665)	$2,168	$(1,600)	$0.09	$(0.08)


RPM x 1000

	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Continuing Operations				
Pre-tax income – as reported	(2,887)	11,807	4,040	(1,388)
Asset Impairments	(277)	2,357	3,669	2,056
Reserve adjustments	1,854	-	-	-
Gain on Extinguishment of Debt	-	-	(231)	(1,086)
Pre-tax income (loss) - non-GAAP	(1,310)	14,164	7,478	(418)
Income (loss), net of tax - non-GAAP	(970)	8,564	4,437	(233)
Implied Tax Rate	25.95%	39.54%	40.67%	44.26%
Diluted net income per share - non-GAAP	(0.04)	0.40	0.21	(0.01)
Dilutive shares outstanding	25,301	21,448	21,096	20,831



GAAP RECONCILIATION

2009 Adjusted Quarterly Diluted EPS

	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Continuing Operations				
Pre-tax income – as reported	(3,008)	1,798	(334,241)	(1,141)
Asset Impairments	1,147	2,105	338,430	-
Gain on Extinguishment of Debt	(3,605)	(1,643)	-	-
Pre-tax income (loss) - non-GAAP	(5,466)	2,260	4,189	(1,141)
Income (loss), net of tax - non-GAAP	(3,421)	124	3,926	(672)
Implied Tax Rate	37.41%	94.51%	6.28%	41.10%
Diluted net income per share - non-GAAP	(0.17)	0.01	0.20	(0.03)
Dilutive shares outstanding	21,875	20,371	20,194	19,962



GAAP RECONCILIATION

2008 Adjusted Quarterly Diluted EPS

	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008
EBITDA - Quarterly									
Income from continuing operations	1,342	(1,963)	7,005	2,383	(773)	(1,238)	907	(226,370)	(672)
Addback:									
Taxes	844	(924)	4,802	1,657	(615)	(1,770)	891	(107,871)	(469)
Other interest exp	3,588	3,477	3,294	3,370	3,987	4,255	4,511	4,684	4,667
Depreciation - building	1,581	1,849	1,189	1,173	1,228	1,161	1,276	1,293	1,309
Depreciation and amortization - other	3,170	4,483	2,711	2,813	2,886	2,870	2,889	3,155	3,195
Adjustments:									
Goodwill impairment	-	-	-	-	-	350	218	298,698	-
Franchise value impairments	-	-	-	-	250	150	1,359	17,519	-
Other impairments & reserve adjustments	1,749	2,006	2,356	3,669	1,806	792	796	21,795	-
Gain on asset sales	(367)	-	-	-	-	-	-	-	-
Gain on extinguishment of debt	-	-	-	(232)	(1,086)	(3,605)	(1,643)	-	-
Adjusted EBITDA	11,907	8,928	21,357	14,833	7,683	2,965	11,204	12,903	8,030



GAAP RECONCILIATION

Quarterly Adjusted EBITDA

EBITDA - 4 Qtr Rolling	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Income from continuing operations	8,767	6,652	7,377	1,279	(227,474)
Addback:					
Taxes	6,379	4,920	4,074	163	(109,365)
Other interest exp	13,729	14,128	14,906	16,123	17,437
Depreciation - building	5,792	5,439	4,751	4,838	4,958
Depreciation and amortization - other	13,177	12,893	11,280	11,458	11,800
Adjustments:					
Goodwill impairment	-	-	350	568	299,266
Franchise value impairments	-	250	400	1,759	19,278
Other impairments & reserve adjustments	9,780	9,837	8,623	7,063	25,189
Gain on asset sales	(367)	-	-	-	-
Gain on extinguishment of debt	(232)	(1,318)	(4,923)	(6,566)	(6,334)
EBITDA	57,025	52,801	46,838	36,685	34,755



GAAP RECONCILIATION

Rolling 4-quarter Adjusted EBITDA

	2009	2008	2007
Cash flows from operations	9,934	85,165	(49,211)
Flooring notes payable: non-trade	31,417	(16,803)	69,540
Adjusted cash flow from operations	41,351	68,362	20,329


RPM X 1000

GAAP RECONCILIATION

Adjusted Cash Flow from Operations